UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2012

AsiaInfo-Linkage, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15713	752506390
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street

Haidian District, Beijing 100086, China

(Address of principal executive offices)

+8610 8216 6688

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 20, 2012, AsiaInfo-Linkage, Inc. (the “Company”) held an annual meeting of its stockholders (the “Annual Meeting”). Of the 72,497,518 shares of the Company’s common stock outstanding and entitled to vote as of the February 22, 2012 record date for the Annual Meeting, a total of 61,589,437 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum.

Set forth below are the proposals on which the Company’s stockholders voted at the Annual Meeting and the voting results for each proposal.

1. A proposal to elect the following three directors to serve for three-year terms to expire at the 2015 annual meeting of stockholders and until their successors are duly elected and qualified:

Nominee	Votes For	Votes Against (Withholds)	Abstentions	Broker Non-Votes
Jian (James) Ding	27,229,107	18,417,256	N/A	15,943,074
Yungang Lu	43,876,372	1,769,991	N/A	15,943,074
Libin Sun	39,508,847	6,137,516	N/A	15,943,074

The votes in favor of Jian (James) Ding, Yungang Lu and Libin Sun were sufficient to elect each of them as directors.

2. A proposal to ratify the appointment of Deloitte Touche Tohmatsu CPA Ltd. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012:

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,754,843	357,905	476,689	0

This proposal was approved.

3. A proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and related narrative disclosures in the proxy statement (“Say-on-Pay”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,506,561	15,762,295	377,507	15,943,074

This proposal was approved.

A copy of the press release announcing the voting results of the Annual Meeting is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press release dated April 24, 2012 announcing the voting results of the annual meeting of AsiaInfo-Linkage, Inc.’s stockholders held on April 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AsiaInfo-Linkage, Inc.

Date: April 24, 2012		/s/ Jun Wu
	Name:	Jun Wu
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated April 24, 2012 announcing the voting results of the annual meeting of AsiaInfo-Linkage, Inc.’s stockholders held on April 20, 2012.